OLD REPUBLIC INTERNATIONAL CORPORATION
Annual Meeting of Shareholders
Friday, May 27, 2011
3:00 p.m., Chicago Time

Offices of Old Republic International Corporation
22nd Floor Conference Center
307 North Michigan Avenue
Chicago, Illinois 60601

Important Notice Regarding the Availablility of Proxy Materials for the Annual Meeting:  The Annual Report/Proxy Statement is/are available at www. proxyvote.com.
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 OLD REPUBLIC INTERNATIONAL CORPORATION
307 North Michigan Avenue
Chicago, Illinois 60601

This proxy is solicited by the Board of Directors for use at the
Annual Meeting on May 27, 2011.

The undersigned hereby appoints KARL W. MUELLER, SPENCER LEROY III, and  A.C. ZUCARO or any one of them (with full  power of substitution in each) the proxy or proxies of the undersigned to vote, as designated below, all shares of Old Republic International Corporation Common Stock that the undersigned is entitled to vote at the annual meeting of the shareholders to be held in the 22nd Floor Conference Center at the offices of Old Republic International Corporation, 307 North Michigan Avenue, Chicago, Illinois 60601, on  May 27, 2011, at 3:00 P.M., Chicago Time (CT), or at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR PROPOSALS 1, 2, 3, 4 AND IN THE PROXY'S DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Continued and to be signed on reverse side

                        VOTE BY INTERNET - www.proxyvote.com
                        Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. (EDT) Time on May 26, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OLD REPUBLIC INTERNATIONAL CORP.                                       VOTE BY PHONE - 1-800-690-6903
307 N. MICHIGAN AVENUE                                                                 Use any touch-tone telephone to transmit your voting instructions up until 11:59
CHICAGO, IL 60601-5382                                                                       P.M. (EDT) Time on May 26, 2011. Have your proxy card in hand when you call
ATTN: WILLIAM J. DASSO                                                                 and then follow the instructions.

                        VOTE BY MAIL
                        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
                        Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
             KEEP THIS PORTION FOR YOUR RECORDS
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          DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

                       For                      Withhold                For All    To withhold authority to vote for any
                       All                             All                      Except                individual nominee(s), mark "For All
                                             Except" and write the number(s) of the
The Board of Directors recommends that you vote                                nominee(s) on the line below
FOR the following:
                                          _____________________________
1.    Election of Directors                                                            ☐       ☐    ☐
        Nominees

        01   James C. Hellauer       02   Arnold L. Steiner       03  Fredricka Taubitz       04 Aldo C. Zucaro

The Board of Directors recommends you vote FOR proposals 2 and 3.                                                                                             For                   Against                 Abstain

2.    To ratify the selection of KPMG LLP as the company's auditors for 2011.                                                                            ☐    ☐   ☐

3.             Advisory vote to approve exeuctive compensation                                                                                                                 ☐                        ☐                             ☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:                                         1 year                 2 years               3 years                 Abstain

4.   Advisory vote on the frequency of voting on executive compensation                                                    ☐                         ☐                        ☐                             ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

_______________________________      ____________          ________________________________       ____________
Signature (PLEASE SIGN WITHIN BOX)      Date              Signature (Joint Owners)                                      Date